UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 30, 2018

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

(Registrant's telephone number, including area code)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

A Memorandum of Understanding (the “MOU”), by and between Air Cyprus Aviation Limited and Ameri Metro Ireland, Ltd, was executed on September 30, 2018. Thereafter, an amendment to the MOU was signed in order to cause the MOU to become binding, subject to government regulatory approval, if and when applicable. Ameri Metro Ireland Ltd, a wholly owned subsidiary of Ameri Metro Inc., has agreed to purchase 100% of Air Cyprus Aviation Limited, whose registered address is 41 Panniotis Street, Green Area, Germasogeia, 4044 Limassol, Cyprus, in exchange for $12,533,064 USD. Ameri Metro Ireland Ltd also plans to purchase land near the Cyprus international airport for the construction of the Air Cyprus Aviation Limited headquarters.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1

A Memorandum of Understanding (the “MOU”), by and between Air Cyprus Aviation Limited and Ameri Metro Ireland, Ltd, DATED September 30, 2018, as amended.

99.1

Business plan of Air Cyprus Aviation Limited.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2018

Ameri Metro, Inc. /s/ Debra Mathias —————————————— By: Debra Mathias Title: Chief Executive Officer

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